FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
FINANCIAL RISK MANAGEMENT	FINANCIAL RISK MANAGEMENT
Brookfield Infrastructure is exposed to the following risks as a result of holding financial instruments: capital risk; liquidity risk; market risk (i.e. interest rate risk and foreign currency risk); and credit risk. The following is a description of these risks and how they are managed:
(a)Liquidity Risk Management
Brookfield Infrastructure manages its capital structure to be able to continue as a going concern while maximizing the return to stakeholders. Brookfield Infrastructure’s overall capital strategy remains unchanged from 2022. Our non-recourse borrowings have increased due to recently completed acquisitions while our consolidated net debt to capitalization ratio has increased to 56% at December 31, 2023 (2022: 52%).
The capital structure of Brookfield Infrastructure consists of debt, offset by cash and cash equivalents, and partnership capital comprised of issued capital and accumulated gains.

US$ MILLIONS	2023	2022
Corporate borrowings	$4,911	$3,666
Non-recourse borrowings	40,904	26,567
Subsidiary and corporate borrowings	45,815	30,233
Preferred shares	20	20
Cash and cash equivalents(1)	(2,488)	(2,117)
Consolidated net debt	43,347	28,136
Total partnership capital	34,016	25,554
Total capital and consolidated net debt	$77,363	$53,690
Consolidated net debt to capitalization ratio	56%	52%

(1)Includes current marketable securities.
The Board, along with senior management of the Service Providers, reviews Brookfield Infrastructure’s capital structure and as part of this review, considers the cost of capital and the risk associated with each class of capital.
Brookfield Infrastructure manages its debt exposure by financing its operations on a non-recourse basis with prudent levels of debt, ensuring a diversity of funding sources as well as laddering its maturity profile to minimize refinance risk. Brookfield Infrastructure also borrows in the currency where the asset operates, where possible, in order to hedge its currency risk.
Generally, Brookfield Infrastructure’s equity strategy is to issue equity in conjunction with acquisitions or outsized organic growth initiatives. The equity portion of capital expenditures and normal levels of acquisition activity will be self-funded through operating cash flows retained in the business and proceeds from the sale of mature, de-risked businesses. However, Brookfield Infrastructure may also issue equity opportunistically to enhance its liquidity to pursue investment activity. Brookfield Infrastructure maintains active shelf registrations to enable it to issue securities in both the U.S. and Canadian markets.
Brookfield Infrastructure’s financing plan is to fund its recurring growth capital expenditures with cash flow generated by its operations after maintenance capital expenditure, as well as debt financing that is sized to maintain its credit profile. To fund large scale development projects and acquisitions, Brookfield Infrastructure will evaluate a variety of capital sources including proceeds from selling mature assets, equity and debt financing. Our partnership will seek to raise additional equity if Brookfield Infrastructure believes it can earn returns on these investments in excess of the cost of the incremental partnership capital.
As disclosed within Note 19, Borrowings, Brookfield Infrastructure has various loan facilities in place. In certain cases, the facilities have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. Brookfield Infrastructure does not have any market capitalization covenants attached to any of its borrowings, nor does it have any other externally imposed capital requirements.
Brookfield Infrastructure attempts to maintain sufficient financial liquidity at all times so that it is able to participate in attractive opportunities as they arise, better withstand sudden adverse changes in economic circumstances and maintain its distribution of FFO to unitholders. Brookfield Infrastructure’s principal sources of liquidity are cash flows from its operations, undrawn credit facilities and access to public and private capital markets. Brookfield Infrastructure also structures the ownership of its assets to enhance its ability to monetize them to provide additional liquidity, if necessary.
Brookfield Infrastructure’s corporate liquidity as at December 31 was as follows:

US$ MILLIONS(1)	2023	2022
Corporate cash and financial assets	$812	$891
Availability under committed credit facilities(2)	3,175	3,100
Commercial paper	(989)	(464)
Draws on credit facility	(222)	(96)
Commitments under credit facility	(8)	(12)
Corporate liquidity	$2,768	$3,419

(1)Liquidity managed by Brookfield Infrastructure L.P. and affiliated corporate entities.
(2)Includes a $2.2 billion (2022: $2.1 billion) committed corporate credit facility and a $1 billion (2022: $1 billion) credit facility with Brookfield. Refer to Note 19, Borrowings, for further details.
The following tables detail the contractual maturities for Brookfield Infrastructure’s financial liabilities. The tables reflect the undiscounted cash flows of financial liabilities based on the earliest date on which Brookfield Infrastructure can be required to pay. The tables include both interest and principal cash flows:

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2023
US$ MILLIONS
Accounts payable and other liabilities	$4,076	$55	$7	$212	$4,350
Corporate borrowings	1,517	—	1,090	2,325	4,932
Non-recourse borrowings	4,668	2,802	18,301	16,172	41,943
Financial liabilities	344	99	269	2,163	2,875
Lease liabilities	499	468	1,202	2,340	4,509

Interest Expense:
Corporate borrowings(1)	181	179	408	1,286	2,054
Non-recourse borrowings	2,265	2,136	4,509	3,698	12,608

(1)Interest expense on Corporate borrowings include undiscounted interest obligations on $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0%

	Less than 1 year	1-2 years	2-5 years	5+ years	Total contractual cash flows
December 31, 2022
US$ MILLIONS
Accounts payable and other liabilities	$3,413	$49	$12	$160	$3,634
Corporate borrowings	464	517	428	2,280	3,689
Non-recourse borrowings(1)	2,605	2,727	10,972	10,431	26,735
Financial liabilities	390	28	21	1,628	2,067
Lease liabilities	441	392	1,079	2,543	4,455

Interest Expense:
Corporate borrowings(2)	144	130	368	1,128	1,770
Non-recourse borrowings	1,244	1,093	2,475	2,940	7,752

(1)As of December 31, 2022, approximately $31 million of debt was in breach of asset-level financial covenants. We anticipate being able to refinance or obtain waivers from our financial institutions and accordingly presented the debt in the contractually obligated year of maturity.
(2)Interest expense on Corporate borrowings include undiscounted interest obligations on $250 million of subordinated notes maturing May 24, 2081, with a coupon of 5.0%
(b)Market Risk
Market risk is defined for these purposes as the risk that the fair value or future cash flows of a financial instrument held by Brookfield Infrastructure will fluctuate because of the change in market prices. Market risk includes the risk of changes in interest rates, foreign currency exchange rates and equity prices.
Brookfield Infrastructure seeks to minimize the risks associated with foreign currency exchange rates and interest rates primarily through the use of derivative financial instruments to hedge these risk exposures. The use of financial derivatives is governed by Brookfield Infrastructure’s Treasury Policy. Brookfield Infrastructure does not enter into, or trade financial instruments, including derivative financial instruments, for speculative purposes.
The Treasury Policy provides written principles on the use of financial derivatives. With respect to its treasury policy, the Service Providers performs the monitoring, review and approval role and report to the Board on a regular basis.
Financial instruments held by Brookfield Infrastructure that are subject to market risk include other financial assets, borrowings, derivative instruments, such as interest rate and foreign currency contracts, and marketable securities. Our partnership is exposed to equity price risks arising from marketable securities. As at December 31, 2023, the balance of the portfolio was $809 million (2022: $1,007 million), a 10% change in the value of the portfolio would impact our consolidated net income by $79 million and equity by $81 million.
Interest Rate Risk Management
Brookfield Infrastructure’s primary objectives with respect to interest rate risk management are to ensure that:
•Brookfield Infrastructure is not exposed to interest rate movements that could adversely impact its ability to meet financial obligations;
•Earnings and distributions are not adversely affected;
•Volatility of debt servicing costs is managed within acceptable parameters; and
•All borrowing covenants under various borrowing facilities, including interest coverage ratios, are complied with.
To achieve these objectives, in general terms, Brookfield Infrastructure’s funding mix comprises both fixed and floating rate debt. Fixed rate debt is achieved either through fixed rate debt funding or through the use of financial derivative instruments. In addition, where possible, interest rate risk is minimized by matching the terms of interest rate swap contracts in regulated businesses to the term of the rate period, thus providing natural hedges.
The sensitivity analyses below reflect Brookfield Infrastructure’s exposure to interest rates for both derivative and non-derivative instruments at the reporting date, assuming that a 50 basis point increase or decrease in rates takes place at the beginning of the financial year and is held constant throughout the reporting period. The sensitivity analyses assume a 50 basis point change to reflect the current methodology employed by Brookfield Infrastructure in assessing interest rate risk. Such parallel shift in the yield curve by 50 basis points would have had the following impact, assuming all other variables were held constant:

	2023
US$ MILLIONS	50 bp decrease	50 bp increase
Net income (loss) to the partnership(1)	$13	$(13)
Other comprehensive income (loss) to the partnership(1)	3	(3)

(1)Includes net income and other comprehensive income (loss) attributable to limited partners, the general partner, non-controlling interests - Redeemable Partnership Units held by Brookfield, non-controlling interests - Exchangeable units and non-controlling interests - BIPC exchangeable shares.
Foreign Currency Risk Management
Brookfield Infrastructure has exposure to foreign currency risk in respect of currency transactions, the value of Brookfield Infrastructure’s net investment, cash flows and capital expenditures that are denominated outside of the U.S. Brookfield Infrastructure’s approach to foreign currency risk management is:
•Brookfield Infrastructure leverages any natural hedges that may exist within its operations, including local inflation indexation;
•Brookfield Infrastructure utilizes local currency debt financing to the extent possible; and
•Brookfield Infrastructure may utilize derivative contracts to the extent that natural hedges are insufficient.
The tables below set out Brookfield Infrastructure’s currency exposure at December 31, 2023 and 2022:

2023
US$ MILLIONS	USD	AUD	GBP	BRL	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$3,446	$193	$962	$766	$923	$683	$255	$130	$515	$106	$7,979
Non-current assets	30,178	3,833	11,491	5,231	22,235	7,036	1,288	1,295	9,617	601	92,805
	$33,624	$4,026	$12,453	$5,997	$23,158	$7,719	$1,543	$1,425	$10,132	$707	$100,784
Liabilities:
Current liabilities	$5,124	$306	$1,066	$568	$2,026	$604	$182	$13	$1,710	$106	$11,705
Non-current liabilities	19,995	1,637	6,253	3,422	12,795	3,114	709	652	6,258	228	55,063
	25,119	1,943	7,319	3,990	14,821	3,718	891	665	7,968	334	66,768
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(731)	375	644	319	727	466	22	31	248	89	2,190
Non-controlling interest—BIPC exchangeable shares	(513)	262	451	223	509	326	16	22	174	63	1,533
Non-controlling interest—Exchangeable units(1)	(23)	12	21	10	24	15	1	1	8	3	72
Non-controlling interest—Other(2)	11,552	518	2,447	676	5,303	2,057	559	631	1,129	—	24,872
Net investment attributable to limited partners and general partner	$(1,780)	$916	$1,571	$779	$1,774	$1,137	$54	$75	$605	$218	$5,349

2022
US$ MILLIONS	USD	AUD	GBP	BRL	CAD	EUR	COP	PEN	INR	NZD & Other	Total
Assets:
Current assets	$2,365	$335	$653	$737	$962	$72	$200	$127	$1,150	$85	$6,686
Non-current assets	14,133	4,299	8,092	4,489	21,977	1,190	989	1,202	9,288	624	66,283
	$16,498	$4,634	$8,745	$5,226	$22,939	$1,262	$1,189	$1,329	$10,438	$709	$72,969
Liabilities:
Current liabilities	$2,715	$320	$1,169	$494	$2,063	$40	$151	$10	$1,325	$90	$8,377
Non-current liabilities	10,230	1,701	4,663	3,026	11,765	142	535	616	6,226	134	39,038
	12,945	2,021	5,832	3,520	13,828	182	686	626	7,551	224	47,415
Non-controlling interest—Redeemable Partnership Units held by Brookfield	(668)	525	536	313	846	239	15	30	305	122	2,263
Non-controlling interest—BIPC exchangeable shares	(380)	299	305	178	482	136	9	17	174	69	1,289
Non-controlling interest—Exchangeable units(1)	(22)	17	17	10	27	8	—	1	10	4	72
Non-controlling interest—Other(2)	6,217	518	776	460	5,737	128	442	584	1,669	—	16,531
Net investment attributable to limited partners and general partner	$(1,594)	$1,254	$1,279	$745	$2,019	$569	$37	$71	$729	$290	$5,399

(1)Includes non-controlling interest attributable to Exchange LP Units and BIPC Exchangeable LP Units. Refer to Note 1, Organization and Description of the Business, for further details.
(2)Includes non-controlling interest attributable others in operating subsidies, preferred unitholders and perpetual subordinated notes.
The following tables detail Brookfield Infrastructure’s sensitivity to a 10% increase and decrease in the U.S. dollar against the relevant foreign currencies, with all other variables held constant as at reporting date. 10% is the sensitivity rate used when reporting foreign currency risk internally. The sensitivity analysis is performed as follows:
•Outstanding foreign currency denominated monetary items (excluding foreign exchange derivative contracts) are adjusted at period end for a 10% change in foreign currency rates from the rate at which they are translated;
•Foreign currency derivative contracts are measured as the change in fair value of the derivative as a result of a 10% change in the spot currency rate; and
•The impact on net income results from performing a sensitivity of a 10% change in foreign exchange rates applied to the profit or loss contribution from foreign operations.

	Impact on Net Income to the Partnership(1)
	2023		2022		2021
US$ MILLIONS	-10%	10%	-10%	10%	-10%	10%
USD/AUD	$6	$(6)	$7	$(7)	$9	$(9)
USD/EUR	1	(1)	(1)	1	1	(1)
USD/GBP	8	(8)	8	(8)	11	(11)
USD/CLP	—	—	—	—	(1)	1
USD/COP	1	(1)	1	(1)	1	(1)
USD/BRL	20	(20)	17	(17)	18	(18)
USD/CAD	4	(4)	21	(21)	13	(13)
USD/INR	1	(1)	—	—	—	—
USD/NZD	—	—	2	(2)	—	—

(1)Includes net income attributable to limited partners, the general partner, non-controlling interests - Redeemable Partnership Units held by Brookfield, non-controlling interests - Exchangeable units and non-controlling interests - BIPC exchangeable shares.

	Impact on Partnership Capital
	2023		2022
US$ MILLIONS	-10%	10%	-10%	10%
USD/AUD	$66	$(66)	$106	$(106)
USD/GBP	108	(108)	79	(79)
USD/BRL	134	(134)	125	(125)
USD/CAD	—	—	37	(37)
USD/PEN	12	(12)	11	(11)
USD/INR	—	—	34	(34)
(c)Credit Risk Management
Credit risk is the risk of loss due to the failure of a borrower or counterparty to fulfill its contractual obligations.
From a treasury perspective, counterparty credit risk is managed through the establishment of authorized counterparty credit limits which are designed to ensure that Brookfield Infrastructure only deals with creditworthy counterparties and that counterparty concentration is addressed and the risk of loss is mitigated. Credit limits are sufficiently low to restrict Brookfield Infrastructure from having credit exposures concentrated with a single counterparty but rather encourages spreading such risks among several parties. The limits are set at levels that reflect Brookfield Infrastructure’s scale of activity and allow it to manage its treasury business competitively.
Brookfield Infrastructure does not have any significant credit risk exposure to any single counterparty or any group of counterparties having similar characteristics. The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit ratings assigned by international credit rating agencies. Exposure to credit risk is limited to the carrying amount of the assets on the Consolidated Statements of Financial Position.